SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 1,472	$ 981	$ 447
Other	18	29	355
Total financial income	1,490	1,010	802
Expenses:
Interest with respect to bank credit, loans and other	395	614	844
Exchange rate differences, net	103	1,074	226
Bank charges including guarantees	3,552	3,560	3,857
Other	57	60	182
Total financial expenses	4,107	5,308	5,109
Total financial expenses, net	$ 2,617	$ 4,298	$ 4,307